Exhibit 10.1

FIRST AMENDMENT AND COMMITMENT INCREASE TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT AND COMMITMENT INCREASE TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of December 22, 2021 (this “Amendment”), is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 18, 2020 (as may be amended, supplemented, and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower requests that (i) the total Commitments be increased from $230,000,000 to $250,000,000 and (ii) the Lenders amend the Credit Agreement to make certain other amendments thereto, as more fully set forth herein; and

WHEREAS, each Increasing Lender named in Article III hereof is willing on the terms and subject to the conditions hereinafter set forth, to increase their respective Commitment, subject to the terms and conditions of this Amendment; and

WHEREAS, the Borrower requests that the Lenders agree to amend the Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1               Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Article VI.

Section 1.2               Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II
COMMITMENT INCREASE REQUEST

On or before December 5, 2021, the Borrower irrevocably requested that the Commitments be increased from $230,000,000 to $250,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.08(e) of the Credit Agreement.

ARTICLE III
AGREEMENT TO INCREASE COMMITMENTS

Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Commitments are increased on the First Amendment Effective Date as follows:

Section 3.1               Increasing Lenders. Hancock Whitney Bank hereby agrees to increase its Dollar Commitment from $30,000,000 to $33,500,000. City National Bank, a national banking association, hereby agrees to increase its Dollar Commitment from $25,000,000 to $30,000,000. CommunityBank of Texas, N.A. hereby agrees to increase its Dollar Commitment from $20,000,000 to $21,500,000. Texas Capital Bank hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. Trustmark National Bank hereby agrees to increase its Dollar Commitment from $10,000,000 to $15,000,000. The foregoing Lenders in this Section 3.1 are referred to herein collectively, as “Increasing Lenders.”

Section 3.2               Commitment Increase. On the First Amendment Effective Date, adjustments of Borrowings will be made in accordance with Section 2.08(e)(iv) of the Credit Agreement that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule 1.01(b) attached hereto.

Section 3.3               Amendments. The last sentence of the definition of “Commitments” is deleted in its entirety and replaced with the following sentence: “The aggregate amount of all Dollar Lenders’ Commitments as of the First Amendment Effective Date is $250,000,000.” Schedule 1.01(b) (Commitments) is amended and restated in its entirety in the form of Schedule 1.01(b) to this Amendment.

ARTICLE IV
BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

Section 4.1               No Default. No Default or Event of Default has occurred and is continuing.

Section 4.2               Representations and Warranties. The representations and warranties contained in the Credit Agreement are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

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ARTICLE V
AMENDMENTS TO CREDIT AGREEMENT

Section 5.1               Amendments to Credit Agreement.

(a)                Section 1.01 is amended to add the following new defined term in its appropriate alphabetical order:

“First Amendment Effective Date means December 22, 2021.”

(b)                Section 1.01 (Definitions) of the Credit Agreement is amended to delete the defined term “Consolidated EBITDA” in its entirety and to replace it with the following:

“Consolidated EBITDA means, for Borrower and its Subsidiaries a consolidated basis for any period and without duplication, (a) Consolidated Net Investment Income, plus (b) to the extent subtracted in determining Consolidated Net Investment Income, (i) Consolidated Interest Expense, (ii) federal and state income Tax expense, (iii) depreciation and amortization expense, and (iv) the amount of (x) the non-cash accrual of incentive fees (whether capital gains or income) minus (y) any cash payments of incentive fees made during such period, minus (c) to the extent added in determining Consolidated Net Investment Income, (i) any accretion of any discounts, and (ii) any reversal made to the non-cash accrual of incentive fees (whether capital gains or income) during such period.”

(c)                Clause (B) of Section 2.08(e)(i) is deleted in its entirety and replaced with the following clause:

“(B) immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $300,000,000.”

ARTICLE VI
CONDITIONS TO EFFECTIVENESS

Section 6.1               Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received:

(a)                counterparts of this Amendment duly executed and delivered on behalf of the Borrower, each of the Increasing Lenders, and the Required Lenders, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)                a replacement Revolving Credit Note in the maximum principal amount of $33,500,000 executed by Borrower and made payable to Hancock Whitney Bank;

(c)                a replacement Revolving Credit Note in the maximum principal amount of $30,000,000 executed by Borrower and made payable to City National Bank, a national banking association;

(d)                a replacement Revolving Credit Note in the maximum principal amount of $21,500,000 executed by Borrower and made payable to CommunityBank of Texas, N.A.;

(e)                a replacement Revolving Credit Note in the maximum principal amount of $15,000,000 executed by Borrower and made payable to Texas Capital Bank;

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(f)                 a replacement Revolving Credit Note in the maximum principal amount of $15,000,000 executed by Borrower and made payable to Trustmark National Bank;

(g)                an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Amendment, in form and substance satisfactory to Administrative Agent;

(h)                a certificate of a duly authorized officer of the Borrower stating that each of the applicable conditions set forth in Section 2.08(e)(i) of the Credit Agreement have been satisfied, in form and substance satisfactory to Administrative Agent; and

(i)                 payment by the Borrower of all fees payable pursuant to the First Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE VII
MISCELLANEOUS

Section 7.1               Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 7.2               Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

Section 7.3               Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article IX thereof.

Section 7.4               Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.5               Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.6               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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Section 7.7               Full Force and Effect. Except as otherwise set forth herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Signatures on Following Pages.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	W. Todd Huskinson
Chief Financial Officer, Chief Compliance
Officer, Treasurer, and Secretary

Signature Page to First Amendment and Commitment Increase– Stellus

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK
as Administrative Agent, Swingline Lender,
Issuing Bank and as a Lender

	By:	Mario Gagetta
Vice President

Signature Page to First Amendment and Commitment Increase– Stellus

FROST BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

CADENCE BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

HANCOCK WHITNEY BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

CITY NATIONAL BANK, a national banking association, as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

COMMUNITYBANK OF TEXAS, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

WOODFOREST NATIONAL BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

TEXAS CAPITAL BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

TRUSTMARK NATIONAL BANK,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Commitment Increase– Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT TO

FIRST AMENDMENT AND COMMITMENT INCREASE

As an inducement to Administrative Agent and Lenders party thereto to execute, and in consideration of Administrative Agent’s and such Lenders’ execution of, the First Amendment and Commitment Increase dated as of December 22, 2021 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signatures on Following Pages.]

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC.,		SCIC – CC BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:		By:
Name:	W. Todd Huskinson	Name:	W. Todd Huskinson
Title:	Authorized Signatory	Title:	Authorized Signatory

SCIC – SKP BLOCKER 1, INC.,		SCIC – HOLLANDER BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:		By:
Name:	W. Todd Huskinson	Name:	W. Todd Huskinson
Title:	Authorized Signatory	Title:	Authorized Signatory

SCIC – APE BLOCKER 1, INC.,		SCIC – ICD BLOCKER 1, INC.
a Delaware corporation		a Delaware corporation

By:		By:
Name:	W. Todd Huskinson	Name:	W. Todd Huskinson
Title:	Authorized Signatory	Title:	Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC.		SCIC – VENBROOK BLOCKER, INC.
a Delaware corporation		a Delaware corporation

By:		By:
Name:	W. Todd Huskinson	Name:	W. Todd Huskinson
Title:	Authorized Signatory	Title:	Authorized Signatory

SCIC – INVINCIBLE BLOCKER 1, INC.
a Delaware corporation

By:
Name:	W. Todd Huskinson
Title:	Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement to
First Amendment and Commitment Increase – Stellus

SCHEDULE 1.01(b)

Commitments

Lender	Commitment ($)	Applicable Percentage
Zions Bancorporation, N.A. dba Amegy Bank	$35,000,000.00	14.0000000000%
Frost Bank	$35,000,000.00	14.0000000000%
Cadence Bank	$35,000,000.00	14.0000000000%
Hancock Whitney Bank	$33,500,000.00	13.4000000000%
City National Bank	$30,000,000.00	12.0000000000%
CommunityBank of Texas, N.A.	$21,500,000.00	8.6000000000%
Woodforest National Bank	$20,000,000.00	8.0000000000%
Texas Capital Bank	$15,000,000.00	6.0000000000%
Trustmark National Bank	$15,000,000.00	6.0000000000%
BOKF, NA dba Bank of Texas	$10,000,000.00	4.0000000000%
Total:	$250,000,000.00	100.0000000000%

Schedule 1.01(b) to First Amendment and Commitment Increase – Stellus